[Flag Logo]

                                 FLAG INVESTORS

                                      FLAG
                                    INVESTORS
                                   REAL ESTATE
                                   SECURITIES
                                      FUND



                                  ANNUAL REPORT
                                DECEMBER 31, 1996

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

(bullet) Your Fund's Class A Shares achieved a total return of 32.7% for 1996 and 25.3% (annualized) for the two years since the Fund's inception.

(bullet) Hotel and office companies were the best performing REITs in 1996. All
         REITS except outlet centers performed well.

(bullet) With new development at reasonable levels and rents and occupancies at attractive levels, the outlook for real estate remains favorable.

(bullet) The REIT industry should continue to experience strong growth over the next few years as a result of the transition of real estate ownership from the private market to the public market.

(bullet) We expect a dramatic increase in the size and quality of many real estate companies in the next few years.

FUND PERFORMANCE
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares*
January 3, 1995-December 31, 1996

               [Graph appears here--plot points are listed below]



$10,000 invested in the Real Estate Securities Fund
Class A Shares at inception on January 3, 1995 was worth $15,684 on December 31, 1996.

                       1/95    $10,000
                       3/95     10,770
                       6/95     11,421
                       9/95     11,993
                      12/95     12,756
                       3/96     13,252
                       6/96     13,329
                       9/96     15,576
                      12/96     15,684


* These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to submit to you the second annual report of the Flag Investors Real Estate Securities Fund.

     The Fund  commenced  operations  on January 3, 1995 with a net asset  value
(NAV) of $10.00 per share. On December 31, 1996, the NAVwas $13.89 per Class A Share and $13.84 per Class B Share. In 1996, twelve monthly dividends and one capital gains distribution were paid, totaling $0.82 for Class A Shares and $0.748 for Class B Shares.

     The Fund's total return performance for the twelve months ended December 31, 1996 and since its inception are shown in the table below.


Total Return Performance*


                              Class A    Class B    Wilshire Real Estate Securities Index
-----------------------------------------------------------------------------------------
One Year                        32.7%     31.7%                36.8%
Since Inception** (1/3/95)      25.3%     24.4%                24.7%

Market Commentary

     REIT stocks ended the year with a strong, broad-based performance in November and December. As a result, all of the major property sectors, except factory outlets, posted outstanding returns in 1996.

     Office REITs had the highest total return (51.8%) for 1996. The office sector continued to show improvement in 1996 with declines in vacancies and increases in rent. In addition, office REITs were able to acquire a substantial number of properties at attractive spreads to their cost of capital and at prices below replacement costs. Industrial REITs (37.0% total return) had a good year in 1996 as demand, occupancies and rents remained high in an excellent busi-


--------------
 * These  figures  assume  the   reinvestment  of  dividends  and  capital
   gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Wilshire Real Estate Securities Index is an unmanaged index that is widely recognized as an indicator of performance in the real estate sector. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 7.
** Annualized.

--------------------------------------------------------------------------------

ness environment for industrial properties. Many of the companies in the Fund's portfolio invest in both the office and industrial sectors.

     Hotel REITs had the second highest total return in 1996 (49.2%). The full-service hotel sector, which we have concentrated on for your portfolio, continues to benefit from limited new construction, strong demand, high occupancy levels and increasing room rates. Acquisition volume remained at a high level in 1996, and several of the better companies doubled in size.

     Regional mall REITs also had an exceptional return (44.8%) in 1996. This return is a recovery from a poor year in 1995 and is based on 1996's improvement in retail sales and slowdown in construction of retail properties. The mall sector was also positively impacted by high-profile mergers involving four of the largest mall companies.

     Self-storage REITs (42.0% total return) continued to show strong external growth, but internal growth slowed slightly.

     The manufactured housing sector (34.9% total return) continued to benefit from strong demand for home sites and relatively little new development in 1996.

     Retail/neighborhood and community center REITs had a strong year (33.9% total return) after a poor 1995, as consumer spending and retail sales were better than expected and new construction began to taper off slightly.

     In the apartment sector (28.4% total return), the pace of new construction remained in balance with growth in demand on a nationwide basis. However, selected markets were negatively impacted by temporary excesses in new supply. Most apartment companies showed good growth in their operating incomes, although a few suffered the effects of too much new residential construction in their markets.

     Health care REITs (19.9% total return) met their earnings targets for the year. However, their projected growth rates tend to be lower than those for the REITs in other property types, and there is less current interest in these stocks.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

Portfolio

     The composition of the Fund's portfolio as of December 31, 1996, is illustrated below.


                            [Pie Chart appears here]


Health Care                6%

Hotels                    18%

Factory Outlets            3%

Retail/Neighborhood
 and Community Centers    10%

Self-Storage               6%

Industrial/Office         19%

Manufactured
 Housing                   4%

Regional Malls             8%

Apartments                26%

Compared with the year-end 1995 portfolio, there has been an increase in the weightings for hotels and office/industrial companies, and a decrease in the weightings for apartment, shopping center, regional mall and health care REITs.

Outlook

     The current real estate expansion that began in the early 1990s appears to be at its midpoint. For most property types and markets, new construction continues to be in line with or below the growth in demand. We believe the expansion will continue into 1997 and 1998, and we are hopeful that it will continue into the next century.

     The equity market capitalization for REITs has increased by 57%, from $49.9 billion in 1995 to $78.3 billion in 1996. Based on an industry survey conducted by Institutional Real Estate Newsletter, it appears that pension funds are planning to put a substantial amount of new money into REITs in 1997.

--------------------------------------------------------------------------------

     We continue to believe the REIT industry will benefit from the strong movement toward real estate securitization in the United States. Although we believe the total market capitalization of the REIT industry will grow dramatically by the turn of the century, we do not believe that the number of REITs will increase substantially. As a result, there should be larger, more dominant REITs with individual company market capitalizations at the $1 billion to $3 billion levels. Our investment strategy is to identify and invest in those REITs with the potential to be the dominant companies in the industry in the early 2000s.

     We thank you for your participation in the Fund.

Very truly yours,


/s/ William K. Morrill, Jr.              /s/ Keith R. Pauley
---------------------------              ------------------------
William K. Morrill, Jr.                  Keith R. Pauley
President                                Executive Vice President

January 17, 1997

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Dividend Declaration


                             1996 Year-End Dividend

     The Board of Directors has declared a year-end per share distribution payable on December 30, 1996 to shareholders of record on December 20, 1996.

                                 Class A     Class B
                                 Shares      Shares
                                 -------     -------

Long-term capital gains          $.150       $.150
Short-term capital gains          .070        .070
                                 -----       -----
Total distributions              $.220       $.220

                           Dividends for Calendar 1996

           Total dividends declared for calendar 1996 are as follows:

                                 Class A     Class B
                                 Shares      Shares
                                 -------     -------

Income                            $.585       $.513
Long-term capital gains            .150        .150
Short-term capital gains           .070        .070
Return of capital                  .015        .015
                                  -----       -----
Total distributions               $.820       $.748

     Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on January 3, 1995 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Class A Shares*
January 3, 1995-December 31, 1996


               [Graph appears here--plot points are listed below]



         Flag Investors          Wilshire
           Real Estate          Real Estate
        Securities Fund      Securities Index

1/95         9,550                10,000
3/95         9,686                10,210
6/95        10,159                10,649
9/95        10,767                11,150
12/95       11,287                11,551
3/96        11,480                12,036
6/96        11,987                12,602
9/96        12,718                13,345
12/96       14,978                15,801



Average Annual Total Return*

Periods Ended 12/31/96           1 Year      5 Years     Since Inception**
--------------------------------------------------------------------------
Class A Shares                   26.73%        --             22.44%


 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.
** 1/3/95.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares*
January 3, 1995-December 31, 1996


               [Graph appears here--plot points are listed below]



         Flag Investors          Wilshire
           Real Estate          Real Estate
        Securities Fund      Securities Index

1/95         10,000                10,000
3/95         10,125                10,210
6/95         10,602                10,649
9/95         11,218                11,150
12/95        11,740                11,551
3/96         11,911                12,036
6/96         12,418                12,602
9/96         13,147                13,345
12/96        15,057                15,801


Average Annual Total Return*

Periods Ended 12/31/96            1 Year     5 Years      Since Inception**
---------------------------------------------------------------------------
Class B Shares                    28.26%       --              22.78%


 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.
** 1/3/95.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1996



                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
------------------------------------------------------------------------------------
 COMMON STOCKS: 98.2%
Real Estate Investment Trusts: 90.7%
  Apartments: 26.1%
 30,400  Avalon Properties, Inc.              $28.75  $  874,000   3.5%   $  246,346
 20,800  Bay Apartment Communities, Inc.       36.00     748,800   3.0       289,828
  8,700  Columbus Realty Trust                 22.75     197,925   0.8        11,640
 16,300  Equity Residential Properties Trust   41.25     672,375   2.7       197,340
 32,300  Evans Withycombe Residential, Inc.    21.00     678,300   2.7        17,941
 23,000  Irvine Apartment Communities, Inc.    25.00     575,000   2.3        95,506
 35,400  Merry Land & Investment
           Company, Inc.                       21.50     761,100   3.0        14,164
 21,400  Oasis Residential, Inc.               22.75     486,850   1.9        14,344
 20,500  Post Properties, Inc.                 40.25     825,125   3.3       153,959
 47,000  United Dominion Realty Trust          15.50     728,500   2.9        65,051
                                                      ----------  ----    ----------
                                                       6,547,975  26.1     1,106,119

  Factory Outlets: 2.6%
 18,700  Chelsea GCA Realty, Inc.              34.63     647,488   2.6       124,168
                                                      ----------  ----    ----------
  Health Care: 5.9%
 18,000  Health Care Property Investors, Inc.  35.00     630,000   2.5        31,254
 35,100  Nationwide Health Properties, Inc.    24.25     851,175   3.4       145,733
                                                      ----------  ----    ----------
                                                       1,481,175   5.9       176,987

  Hotels: 11.4%
 24,600  FelCor Suite Hotels, Inc.             35.38     870,225   3.5       150,043
 26,100  Patriot American Hospitality, Inc.    43.13   1,125,563   4.5       397,357
 15,600  Starwood Lodging Trust                55.13     859,950   3.4       316,053
                                                      ----------  ----    ----------
                                                       2,855,738  11.4       863,453

  Manufactured Housing: 4.4%
 25,500  Manufactured Home
           Communities, Inc.                   23.25     592,875   2.4       133,249
 14,800  Sun Communities, Inc.                 34.50     510,600   2.0       133,571
                                                      ----------  ----    ----------
                                                       1,103,475   4.4       266,820

  Office/Industrial: 18.4%
 14,200  Arden Realty Group, Inc.              27.75     394,050   1.6        70,235
  6,400  Beacon Properties Corporation         36.63     234,400   0.9        68,403
  5,900  Cali Realty Corporation               30.88     182,162   0.7        22,015

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
------------------------------------------------------------------------------------
 COMMON STOCKS (continued)
Real Estate Investment Trusts (concluded)
  Office/Industrial (concluded)
  8,700  CarrAmerica Realty Corporation       $29.25  $  254,475   1.0%   $   34,423
 22,400  Duke Realty Investments, Inc.         38.50     862,400   3.4       190,448
 34,900  Highwoods Properties, Inc.            33.75   1,177,874   4.7       234,436
 25,200  Spieker Properties, Inc.              36.00     907,200   3.6       295,527
 18,600  Weeks Corporation                     33.25     618,450   2.5       156,344
                                                      ----------  ----    ----------
                                                       4,631,011  18.4     1,071,831

  Regional Malls: 6.6%
  4,800  Macerich Company                      26.13     125,400   0.5        16,699
 26,268  Simon DeBartolo Group, Inc.           31.00     814,308   3.2       191,137
 56,800  Taubman Centers, Inc.                 12.88     731,300   2.9       155,399
                                                      ----------  ----    ----------
                                                       1,671,008   6.6       363,235

  Retail/Neighborhood and
   Community Centers: 9.7%
 17,500  Developers Diversified
           Realty Corp.                        37.13     649,688   2.6       125,420
 18,000  Federal Realty Investment Trust       27.13     488,250   1.9        96,076
 14,150  Kimco Realty Corporation              34.88     493,481   2.0       111,244
  7,900  Regency Realty Corporation            26.25     207,375   0.8        74,855
 11,600  Vornado Realty Trust                  52.50     609,000   2.4       182,629
                                                      ----------  ----    ----------
                                                       2,447,794   9.7       590,224

 Self-Storage: 5.6%
 19,300  Public Storage, Inc.                  31.00     598,300   2.4       175,932
 10,400  Shurgard Storage Centers,
           Inc.--Class A                       29.63     308,100   1.3        39,246
 12,800  Storage USA, Inc.                     37.63     481,600   1.9        66,644
                                                      ----------  ----    ----------
                                                       1,388,000   5.6       281,822

Real Estate Operating Companies: 7.5%
  Hotels: 6.5%
 29,100  CapStar Hotel Company*                19.63     571,088   2.3        46,379
 47,400  Host Marriott Corp.*                  16.00     758,400   3.0       113,663
  4,000  Interstate Hotels Corporation*        28.25     113,000   0.5        12,669
 11,900  Red Roof Inns, Inc.*                  15.50     184,450   0.7        (4,392)
                                                      ----------  ----    ----------
                                                       1,626,938   6.5       168,319

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)


                                                     Market     Percent  Unrealized
                                       Market         Value     of Net      Gain/
 Shares           Security              Price       (Note 1)    Assets     (Loss)
-----------------------------------------------------------------------------------
 COMMON STOCKS (concluded)
Real Estate Operating Companies (concluded)
  Regional Malls: 1.0%
  8,400  The Rouse Company             $31.75      $   266,700     1.0%    $  71,193
                                                   -----------   -----     ---------
Total Investment in Securities
  (Cost $19,583,131)**                              24,667,302    98.2     5,084,171
Other Assets in Excess of Liabilities, Net             443,768     1.8
                                                   -----------   -----
Net Assets                                         $25,111,070   100.0%
                                                   ===========   =====
Net Asset Value and Redemption Price Per:
  Class A Share
    ($19,816,307 / 1,427,132 shares outstanding)        $13.89
                                                        ======
  Class B Share
    ($5,294,763 / 382,694 shares outstanding)           $13.84***
                                                        ======
Maximum Offering Price Per:
  Class A Share
    ($13.89 / .955)                                     $14.54
                                                        ======
  Class B Share                                         $13.84
                                                        ======

  * Non-income producing security.
 ** Aggregate cost for federal tax purposes was $19,508,529.
*** Redemption value is $13.29 following a maximum 4% contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                       For the
                                                                      Year Ended
                                                                       Dec. 31,
--------------------------------------------------------------------------------
                                                                         1996

Investment Income (Note 1):
   Dividends                                                         $1,051,673
   Interest                                                              12,788
                                                                     ----------
            Total income                                              1,064,461
                                                                     ----------
Expenses:
   Investment advisory fee (Note 2)                                     106,045
   Distribution fees (Note 2)                                            68,483
   Registration fees                                                     47,454
   Legal                                                                 35,482
   Printing and postage                                                  34,446
   Audit                                                                 29,367
   Custodian fees                                                        20,692
   Accounting fee (Note 2)                                               19,225
   Organizational expense (Note 1)                                       18,699
   Transfer agent fees (Note 2)                                          15,522
   Miscellaneous                                                          3,573
   Directors' fees                                                          334
   Insurance                                                                176
                                                                     ----------
            Total expenses                                              399,498
   Less:Fees waived and expenses reimbursed (Note 2)                   (167,868)
                                                                     ----------
            Net expenses                                                231,630
                                                                     ----------
   Net investment income                                                832,831
                                                                     ----------

Realized and unrealized gain on investments:
   Net realized gain from security transactions                         489,391
   Change in unrealized appreciation or depreciation of investments   4,266,134
                                                                     ----------
   Net gain on investments                                            4,755,525
                                                                     ----------
Net increase in net assets resulting from operations                 $5,588,356
                                                                     ==========


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                         For the     For the Period
                                                        Year Ended    Jan. 3, 1995(1)
                                                         Dec. 31,   through Dec. 31,
-------------------------------------------------------------------------------------
                                                            1996           1995
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                 $   832,831   $   353,419
   Net realized gain from security transactions              489,391        47,282
   Change in unrealized appreciation or
     depreciation of investments                           4,266,134       818,037
                                                         -----------   -----------
   Net increase in net assets resulting from operations    5,588,356     1,218,738
                                                         -----------   -----------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                         (600,459)     (185,238)(2)
     Class B Shares                                         (158,265)      (92,558)(2)
   Short-term capital gains:
     Class A Shares                                         (100,111)      (27,959)
     Class B Shares                                          (26,298)      (11,617)
   Long-term capital gains:
     Class A Shares                                         (214,377)           --
     Class B Shares                                          (56,352)           --
   Return of capital:
     Class A Shares                                          (21,539)      (31,299)(2)
     Class B Shares                                           (5,650)      (15,293)(2)
                                                         -----------   -----------
   Total distributions                                    (1,183,051)     (363,964)
                                                         -----------   -----------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                           10,892,733     9,712,132
   Value of shares issued in reinvestment of dividends       974,878       246,856
   Cost of shares repurchased                             (1,349,523)     (726,085)
                                                         -----------   -----------
   Increase in net assets derived from
     capital share transactions                           10,518,088     9,232,903
                                                         -----------   -----------
   Total increase in net assets                           14,923,393    10,087,677

Net Assets:
   Beginning of period                                    10,187,677       100,000(3)
                                                         -----------   -----------
   End of period                                         $25,111,070   $10,187,677
                                                         ===========   ===========

(1) Commencement of operations.
(2) Distributions have been reclassified to reflect the actual return of capital amounts for 1995.
(3) On July 28, 1994, the Fund sold 10,000 shares to a subsidiary of Alex. Brown & Sons Incorporated for $100,000.


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                                   For the     For the Period
                                                  Year Ended    Jan. 3, 1995(1)
                                                   Dec. 31,   through Dec. 31,
--------------------------------------------------------------------------------
                                                      1996        1995

Per Share Operating Performance:
   Net asset value at beginning of period            $ 11.20      $10.00
                                                     -------      ------
Income from Investment Operations:
   Net investment income                                0.61        0.56
   Net realized and unrealized gain
     on investments                                     2.90        1.21
                                                     -------      ------
   Total from Investment Operations                     3.51        1.77
                                                     -------      ------
Less Distributions:
   Dividends from net investment income                (0.58)      (0.49)(2)
   Distributions from net realized short-term gains    (0.07)      (0.05)
   Distributions from net realized long-term gains     (0.15)         --
   Return of capital                                   (0.02)      (0.03)(2)
                                                     -------      ------
   Total distributions                                 (0.82)      (0.57)
                                                     -------      ------
   Net asset value at end of period                  $ 13.89      $11.20
                                                     =======      ======
Total Return(3)                                        32.70%      18.19%
Ratios to Average Daily Net Assets:
   Expenses                                             1.25%(4)    1.25%(4,5,6)
   Net investment income                                5.29%(7)    6.09%(5,6,7)
Supplemental Data:
   Net assets at end of period (000)                 $19,816      $7,171
   Portfolio turnover rate                                23%         28%
   Average commissions per share                      $ 0.07(8)       --

(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 2.28% and 3.25% (annualized) for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(5) Annualized.
(6) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.
(7) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been 4.26% and 3.89% (annualized) for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(8) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                     For the    For the Period
                                                   Year Ended   Jan. 3, 1995(1)
                                                    Dec. 31,    through Dec. 31,
--------------------------------------------------------------------------------
                                                      1996           1995
Per Share Operating Performance:
   Net asset value at beginning of period             $11.18      $10.00
                                                      ------      ------
Income from Investment Operations:
   Net investment income                                0.52        0.50
   Net realized and unrealized gain
     on investments                                     2.89        1.20
                                                      ------      ------
   Total from Investment Operations                     3.41        1.70
                                                      ------      ------
Less Distributions:
   Dividends from net investment income                (0.51)      (0.42)(2)
   Distributions from net realized short-term gains    (0.07)      (0.05)
   Distributions from net realized long-term gains     (0.15)         --
   Return of capital                                   (0.02)      (0.05)(2)
                                                      ------      ------
   Total distributions                                 (0.75)      (0.52)
                                                      ------      ------
   Net asset value at end of period                   $13.84      $11.18
                                                      ======      ======

Total Return(3)                                        31.67%      17.40%
Ratios to Average Daily Net Assets:
   Expenses                                             2.00%(4)    2.00%(4,5,6)
   Net investment income                                4.46%(7)    5.39%(5,6,7)
Supplemental Data:
   Net assets at end of period (000)                  $5,295      $3,016
   Portfolio turnover rate                                23%         28%
   Average commissions per share                       $ 0.07(8)      --


(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees and  reimbursement  of expenses  (Note
    2), the ratio of expenses to average daily net assets would have been 3.03% and 4.05% (annualized) for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(5) Annualized.
(6) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.
(7) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been 3.43% and 3.09% (annualized) for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(8) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Notes to Financial Statements



NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund") was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry. The Class A Shares and Class B Shares have different sales charges and distribution fees, and the Class B Shares have a contingent deferred sales charge.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Portfolio securities are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at its latest bid quotation. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Repurchase Agreements--The Fund may agree to enter into tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement.
         The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. Federal Income Tax -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 1--concluded

     D. Other -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and
        income tax  purposes. Interest   income  is  recorded  on  an  accrual
        basis.   Dividend  income  and distributions  to  shareholders  are recorded on the ex-dividend date. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

        A portion of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and return of capital. For financial reporting purposes, these dividends are recorded as dividend income, and the investment in the REIT is reported at market value.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion in excess of $300 million.

     As compensation for its services, ABKB/LaSallereceives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly at the following annual rates based upon the Fund's average daily net assets: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of that portion in excess of $300 million.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTE 2--concluded

     ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICC has voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 1.25% of the Fund's average daily net assets for Class A Shares and 2.00% for Class B Shares. For the year ended December 31, 1996, ICC waived fees of $106,045 and reimbursed expenses of $61,823.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $19,225 for accounting services for the year ended December 31, 1996.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated daily and paid monthly. ICC received $15,522 for transfer agent services for the year ended December 31, 1996.

     As compensation for providing distribution services, Alex. Brown & Sons Incorporated receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the average daily net assets for Class A Shares and 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets for Class B Shares. For the year ended December 31, 1996, distribution fees aggregated $68,483, of which $31,554 was attributable to the Class A Shares and $36,929 was attributable to the Class B Shares.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through December 31, 1996 was $533, and the accrued liability was approximately $867.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3--Capital Share Transactions


     The Fund is authorized to issue up to 10 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B and 1 million undesignated). Transactions in shares of the Fund were as follows:


                                                       Class A Shares
                                               ------------------------------
                                                  For the     For the Period
                                                Year Ended   Jan. 3, 1995* to
                                               Dec. 31, 1996   Dec. 31, 1995
                                               ------------- ----------------

Shares sold                                        807,325        655,079
Shares issued to shareholders on
   reinvestment of dividends                        63,818         16,704
Shares redeemed                                    (84,104)       (41,690)
                                                ----------     ----------
Net increase in shares outstanding                 787,039        630,093
                                                ==========     ==========

Proceeds from sale of shares                    $9,428,874     $6,763,257
Value of reinvested dividends                      787,477        178,010
Cost of shares redeemed                         (1,047,300)      (439,765)
                                                ----------     ----------
Net increase from capital share transactions    $9,169,051     $6,501,502
                                                ==========     ==========

                                                       Class B Shares
                                               ------------------------------
                                                  For the     For the Period
                                                Year Ended   Jan. 3, 1995* to
                                               Dec. 31, 1996   Dec. 31, 1995
                                               ------------- ----------------


Shares sold                                        124,181        290,349
Shares issued to shareholders on
   reinvestment of dividends                        15,254          6,473
Shares redeemed                                    (26,509)       (27,054)
                                                ----------     ----------
Net increase in shares outstanding                 112,926        269,768
                                                ==========     ==========

Proceeds from sale of shares                    $1,463,859     $2,948,875
Value of reinvested dividends                      187,401         68,846
Cost of shares redeemed                           (302,223)      (286,320)
                                                ----------     ----------
Net increase from capital share transactions    $1,349,037     $2,731,401
                                                ==========     ==========


*Commencement of operations.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $13,781,802 and $3,606,961, respectively, for the year ended December 31, 1996.

     On December 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,163,165 and aggregate gross unrealized depreciation of all securities in which there was an excess of tax cost over value was $4,392.

NOTE 5--Net Assets

     On December 31, 1996, net assets consisted of:

Paid-in capital:
   Class A Shares                                               $15,693,112
   Class B Shares                                                 4,058,303
Undistributed net investment income                                 275,484
Unrealized appreciation of investments                            5,084,171
                                                                -----------
                                                                $25,111,070
                                                                ===========

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Report of Independent Accountants


To the Shareholders and Directors of
Flag Investors Real Estate Securities Fund, Inc.:

     We have audited the accompanying statement of net assets of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1996 and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the respective periods in conformity with generally accepted accounting principles.


COOPERS & LYBRAND, L.L.P.

Philadelphia, Pennsylvania
February 4, 1997

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Directors and Officers

                                RICHARD T. HALE
                                    Chairman

                              CHARLES W. COLE, JR.
                                    Director

                              ROBERT S. KILLEBREW
                                    Director

                                JOHN F. KROEGER
                                    Director

                                 LOUIS E. LEVY
                                    Director

                               EUGENE J. MCDONALD
                                    Director

                                REBECCA W. RIMEL
                                    Director

                               CARL W. VOGT, ESQ.
                                    Director

                            WILLIAM K. MORRILL, JR.
                                   President

                                KEITH R. PAULEY
                            Executive Vice President

                                GARY V. FEARNOW
                                 Vice President

                               EDWARD J. VEILLEUX
                                 Vice President

                                SCOTT J. LIOTTA
                                 Vice President

                               JOSEPH A. FINELLI
                                   Treasurer

                                EDWARD J. STOKEN
                                   Secretary

                               LAURIE D. COLLIDGE
                              Assistant Secretary



Investment Objective

A mutual fund designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

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


   This report is prepared for the general
information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding
any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                  [Flag Logo]

                                 FLAG INVESTORS

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares






                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                               ALEX. BROWN &SONS
                                  INCORPORATED